File 333155843

Rule 424 b3


AMERICAN
DEPOSITARY SHARES
One 1 American
Depositary
Share represents
Five 5 Shares

THE BANK OF NEW
YORK MELLON
AMERICAN
DEPOSITARY
RECEIPT
FOR COMMON STOCK
OF
ELDERS LIMITED
INCORPORATED
UNDER THE LAWS OF
AUSTRALIA

       The Bank
of New
York Mellon, as
depositary
hereinafter
called the
Depositary,
hereby certifies
i that there have
been
deposited with
the
Depositary or its
agent,
nominee,
custodian,
clearing
agency or
correspondent,
the
securities
described above
Shares or
evidence of the
right to receive
such Shares,
ii that at the
date hereof each
American
Depositary Share
evidenced by this
Receipt
represents the
amount of
Shares shown
above, and that

or registered
assigns IS THE
OWNER OF
AMERICAN
DEPOSITARY SHARES
hereby evidenced
and called,
and except as
otherwise
herein expressly
provided, is
entitled upon
surrender at the
Corporate Trust
Office of the
Depositary, New
York, New
York of this
Receipt duly
endorsed for
transfer and
upon payment of
the charges
as provided on
the reverse of
this Receipt and
in
compliance with
applicable
laws or
governmental
regulations, at
Owners option
1 to delivery at
the office of
the agent,
nominee,
custodian,
clearing agency
or
correspondent of
the
Depositary, to a
person
specified by
Owner, of the
amount of
Deposited
Securities
represented
hereby
or evidence of
the right to
receive the same
or 2 to have
such Deposited
Securities
forwarded at his
cost and risk
to him at the
Corporate Trust
Office of the
Depositary.
The words
Deposited
Securities
wherever used in
this Receipt
shall mean the
Shares deposited
under the
agreement created
by the
Receipts as
hereinafter
defined including
such
evidence of the
right to
receive the same,
and any
and all other
securities, cash
and other
property held by
the Depositary in
place
thereof or in
addition thereto
as provided
herein.  The
word Owner
wherever used
in this Receipt
shall mean the
name in which
this Receipt is
registered upon
the books of
the Depositary
from time to
time.  The
Depositarys
Corporate Trust
Office is
located at a
different address
than its
principal
executive
office. Its
Corporate Trust
Office is located
at 101
Barclay Street,
New York,
New York 10286,
and its
principal
executive office
is
located at One
Wall Street,
New York, New
York
10286.



1.
	R
ECEIPTS.
	T
his American
Depositary
Receipt this
Receipt is one of
a
continuing issue
of American
Depositary
Receipts
collectively, the
Receipts, all
evidencing rights
of like
tenor with
respect to the
Deposited
Securities, and
all
issued or to be
issued upon
the terms and
subject to the
conditions herein
provided,
which shall
govern the
continuing
arrangement by
the Depositary
with respect
to initial
deposits as well
as
the rights of
holders and
Owners of
Receipts
subsequent to
such deposits.
	T
he issuer of the
Receipts is
deemed to be the
legal entity
resulting from
the agreement
herein
provided for.
	T
he issuance of
Receipts against
deposits
generally may be
suspended,
or the issuance
of Receipts
against the
deposit of
particular Shares
may be
withheld, if such
action is
deemed necessary
or
advisable by the
Depositary
at any time and
from time to
time because of
any
requirements of
any
government or
governmental
body or
commission or for
any other reason.
The
Depositary
assumes no
liability with
respect to the
validity or worth
of the
Deposited
Securities.
2.
	T
RANSFER OF
RECEIPTS.
	U
ntil the
surrender
of this Receipt
in accordance
with the terms
hereof, the
Depositary will
maintain an
office in the
Borough of
Manhattan, The
City of New
York, for the
registration of
Receipts and
transfers of
Receipts where
the Owners
of the Receipts
may, during
regular business
hours,
inspect the
transfer books
maintained by the
Depositary
that list the
Owners of the
Receipts.  The
transfer of this
Receipt is
registrable on
the
books of the
Depositary at its
Corporate Trust
Office by
the holder hereof
in person or
by duly
authorized
attorney,
upon surrender of
this
Receipt properly
endorsed
for transfer or
accompanied
by proper
instruments of
transfer and
funds sufficient
to pay any
applicable
transfer
taxes, and the
fees and
expenses of the
Depositary
and upon
compliance with
such regulations,
if any, as
the Depositary
may establish
for such purpose.
This
Receipt may be
split into
other such
Receipts, or may
be combined with
other such
Receipts into one
Receipt,
representing the
same
aggregate number
of
American
Depositary Shares
as the Receipt or
Receipts
surrendered.
Upon such split
or combination
not involving
a transfer, a
charge will be
made as provided
herein.
The Depositary
may close
the transfer
books at any time
or from time to
time when
deemed expedient
by it in
connection with
the
performance of
its duties
hereunder.
3.
	P
ROOF OF
CITIZENSHIP OR
RESIDENCE.
	T
he Depositary may
require any
holder or Owner
of Receipts, or
any person
presenting
securities for
deposit against
the issuance
of Receipts, from
time to
time, to file
such proof of
citizenship or
residence and
to furnish such
other
information, by
affidavit or
otherwise, and to
execute
such certificates
and other
instruments as
may be
necessary or
proper to
comply with any
laws or
regulations
relating to the
issuance or
transfer of
Receipts, the
receipt or
distribution of
dividends or
other property,
or the
taxation thereof
or of receipts
or deposited
securities, and
the Depositary
may withhold
the issuance or
registration of
transfer of any
Receipt or
payment of such
dividends or
delivery of such
property
from any holder,
Owner or
other person, as
the case may
be, who shall
fail to file such
proofs,
certificates or
other
instruments.
4.
	T
RANSFERABIL
ITY
RECORDOWNERSHIP.
	I
t is a condition
of
this Receipt and
every
successive holder
and Owner
of this Receipt
by accepting
or holding the
same consents
and agrees, that
title to this
Receipt, when
properly
endorsed or
accompanied by
proper
instruments of
transfer, is
transferable by
delivery with the
same effect
as in the case of
a negotiable
instrument
provided,
however, that
prior to the due
presentation of
this Receipt
for registration
of transfer as
above provided,
and subject
to the provisions
of Article 9
below, the
Depositary,
notwithstanding
any notice to
the contrary, may
treat the
person in whose
name this
Receipt is
registered on the
books of the
Depositary as
the absolute
owner hereof for
the purpose of
determining
the person
entitled to
distribution of
dividends and
for any other
purpose.
5.
	T
AX LIABILITY.
	T
he Depositary
shall not be
liable for any
taxes or
governmental or
other assessments
or charges
that may become
payable in
respect of the
Deposited
Securities, but a
ratable part
of any and all of
the same,
whether such tax,
assessment
or charge becomes
payable
by reason of any
present or
future law,
statute, charter
provision, bylaw,
regulation
or otherwise,
shall be
payable by the
Owner hereof
to the Depositary
at any time
on request.  Upon
the failure
of the holder or
Owner of
this Receipt to
pay any such
amount, the
Depositary may
sell for account
of such
Owner an amount
of the
Deposited
Securities equal
to
all or any part
of the amount
represented by
this Receipt,
and may apply the
proceeds
in payment of
such
obligations, the
Owner
hereof remaining
liable for
any deficiency.
6.
	R
EPRESENTATI
ONS AND
WARRANTIES.
	E
very person
presenting Shares
for deposit
shall be deemed
thereby to
represent and
warrant that
such Shares and
each
certificate, if
any, therefor
are validly
issued, fully
paid
and
nonassessable,
that such
Shares were not
issued in
violation of any
preemptive
or similar rights
of the
holders of any
securities and
that the person
making such
deposit is duly
authorized so
to do.  Every
such person
shall also be
deemed to
represent that
the deposit of
such securities
and the sale
of American
Depositary
Shares
representing such
Shares by that
person in the
United States are
not
restricted under
the
Securities Act of
1933, as
amended the
Securities Act
of 1933.  Such
representations
and
warranties shall
survive the
deposit of such
securities and
issuance of
Receipts.
	T
his Receipt is
issued subject,
and all rights
of the holder or
Owner
hereof are
expressly
subject,
to the terms and
conditions
set forth on both
sides of this
Receipt, all of
which form a
part of the
agreement
evidenced in this
Receipt and
to all of which
the holder or
Owner hereof by
accepting
this Receipt
consents.
7.
	R
EPORTS OF
ISSUER OF
DEPOSITED
SECURITIES VOTING
RIGHTS.
	A
s of the date of
the establishment
of the program
for issuance of
Receipts by the
Depositary, the
Depositary
believed, based
on limited
investigation,
that the issuer
of the Deposited
Securities either
i furnished the
Securities and
Exchange
Commission the
Commission with
certain public
reports and
documents
required by
foreign law or
otherwise or ii
published
information in
English on its
Internet
website at
www.elders.com.au
or
another
electronic
information
delivery system
generally
available to the
public in its
primary trading
market, in either
case in
compliance with
Rule
12g32b under the
Securities
and Exchange Act
of 1934 as
in effect and
applicable to
that issuer at
that time.
However, the
Depositary
does not assume
any duty to
determine if the
issuer of the
Deposited
Securities is
complying with
the current
requirements of
Rule 12g32b
or to take any
action if that
issuer is not
complying with
those
requirements.
	T
he Depositary
shall be under no
obligation
to give notice to
the holder or
Owner of this
Receipt of any
meeting of
shareholders or
of
any report of or
communication
from the
issuer of the
Deposited
Securities, or of
any other
matter concerning
the affairs
of such issuer,
except as
herein expressly
provided.
The Depositary
undertakes to
make available
for inspection
by holders and
Owners of the
Receipts at its
Corporate
Trust Office, any
reports and
communication
received
from the issuer
of the
Deposited
Securities that
are
both i received
by the
Depositary as the
holder of
the Deposited
Securities and
ii made generally
available to
the holders of
the Deposited
Securities by the
issuer
thereof.  Such
reports and
communications
will be
available in the
language in
which they were
received by
the Depositary
from the
issuer of the
Deposited
Securities,
except to the
extent, if any,
that the
Depositary in its
sole
discretion elects
to both i
translate into
English any of
such reports or
communications
that were
not in English
when received
by the Depositary
and
ii make such
translations, if
any, available
for inspection
by holders and
Owners of the
Receipts.  The
Depositary
has no obligation
of any kind
to translate any
of such
reports or
communications or
to make such
translation, if
any, available
for such
inspection.
	T
he Depositary
may, in its
discretion,
exercise, in any
manner, or
not exercise, any
and all
voting rights
that may exist
in respect of the
Deposited
Securities.  The
Depositary
may, but assumes
no
obligation to,
notify Owners
of an upcoming
meeting of
holders of
Deposited
Securities or
solicit
instructions from
Owners as
to the exercise
of any voting
rights with
respect to the
Deposited
Securities. Upon
the written
request of the
Owner of this
Receipt and
payment to it of
any expense
involved, the
Depositary
may, in its sole
discretion,
but assumes no
obligation to,
exercise any
voting rights
with respect to
the amount of
the Deposited
Securities
represented by
the American
Depositary Shares
evidenced
by this Receipt
in accordance
with that
request.
8.
	D
ISTRIBUTIONS
..
	U
ntil the
surrender
of this Receipt,
the
Depositary a
shall distribute
or otherwise make
available
to the Owner
hereof, at a
time and in such
manner as it
shall determine,
any
distributions of
cash, Shares
or other
securities or
property other
than
subscription or
other rights
and b may
distribute or
otherwise make
available to
the Owner hereof,
at a time
and in such
manner as it
shall
determine, any
distributions
of subscription
or other
rights, in each
case received
with respect to
the amount of
Deposited
Securities
represented
hereby, after
deduction, or
upon payment
of the fees and
expenses of
the Depositary
described in
Article 13 below,
and the
withholding of
any taxes in
respect thereof
provided,
however, that the
Depositary
shall not make
any
distribution for
which it has
not received
satisfactory
assurances, which
may be an
opinion of United
States
counsel, that the
distribution
is registered
under, or is
exempt from or
not subject to
the registration
requirements
of, the
Securities Act of
1933
or any other
applicable law.
If the Depositary
is not
obligated, under
the
preceding
sentence, to
distribute or
make available a
distribution
under the
preceding
sentence, the
Depositary may
sell such
Shares, other
securities,
subscription or
other rights,
securities or
other property,
and the
Depositary shall
distribute the
net proceeds of
a sale of that
kind to the
Owners entitled
to them,
after deduction
or upon
payment of the
fees and
expenses of the
Depositary
described in
Article 13 below
and the
withholding of
any
taxes in respect
thereof.  In
lieu of
distributing
fractional
American
Depositary Shares
for distributed
Shares or
other fractional
securities,
the Depositary
may, in its
discretion, sell
the amount of
securities or
property equal
to the aggregate
of those
fractions.  In
the case of
subscription or
other rights,
the Depositary
may, in its
discretion, issue
warrants for
such subscription
or other
rights andor seek
instructions
from the Owner of
this
Receipt as to the
disposition
to be made of
such
subscription or
other rights.
If the Depositary
does not
distribute or
make available
to Owners or sell
distributed
subscription or
other rights,
the Depositary
shall allow
those rights to
lapse.  Sales
of subscription
or other
rights,
securities or
other
property by the
Depositary
shall be made at
such time
and in such
manner as the
Depositary may
deem
advisable.
	I
f the Depositary
shall find in its
opinion that
any cash
distribution is
not
convertible in
its entirety or
with respect to
the Owners of
a portion of the
Receipts, on
a reasonable
basis into U.S.
Dollars available
to it in the
City of New York,
or if any
required approval
or license
of any government
or agency
for such
conversion is
denied
or is not
obtainable within
a
reasonable
period, the
Depositary may in
its
discretion make
such
conversion and
distribution
in U.S. Dollars
to the extent
possible, at such
time and
rates of
conversion as the
Depositary shall
deem
appropriate, to
the Owners
entitled thereto
and shall
with respect to
any such
currency not
converted or
convertible
either i
distribute
such foreign
currency to the
holders entitled
thereto or ii
hold such
currency for the
respective
accounts of such
Owners uninvested
and
without liability
for interest
thereon, in which
case the
Depositary may
distribute
appropriate
warrants or other
instruments
evidencing rights
to receive such
foreign
currency.
9.
	R
ECORD DATES
ESTABLISHED BY
DEPOSITARY.
	W
henever any cash
dividend or other
cash
distribution
shall become
payable or any
distribution
other than cash
shall be
made, or whenever
rights
shall be offered,
with respect
to Deposited
Securities, or
whenever the
Depositary
shall receive
notice of any
meeting of Owners
of
Deposited
Securities, or
whenever it is
necessary or
desirable to
determine the
Owners of
Receipts, the
Depositary will
fix a record
date for the
determination of
the Owners
generally or the
Owners of
Receipts who
shall be entitled
to receive
such dividend,
distribution or
rights, or the
net proceeds of
the sale thereof,
to give
instructions for
the exercise
of voting rights
at any such
meeting or
responsible for
any other purpose
for which
the record date
was set.
10.
	C
HANGES
AFFECTING
DEPOSITED
SECURITIES.
	U
pon i any change
in nominal value
or any
subdivision,
combination or
any other
reclassification
of
the Deposited
Securities, or ii
any
recapitalization,
reorganization,
sale of assets
substantially as
an entirety,
merger or
consolidation
affecting the
issuer of the
Deposited
Securities or to
which it is a
party, or iii the
redemption by the
issuer of
the Deposited
Securities at
any time of any
or all of such
Deposited
Securities
provided the same
are
subject to
redemption, then
and in any such
case the
Depositary shall
have the
right to exchange
or
surrender such
Deposited
Securities and
accept and
hold hereunder in
lieu
thereof  other
shares,
securities, cash
or property to
be issued or
delivered in lieu
of or in exchange
for, or
distributed or
paid with
respect to, such
Deposited
Securities.  Upon
any such
exchange or
surrender, the
Depositary shall
have the
right, in its
discretion, to
call
for surrender of
this Receipt
in exchange upon
payment of
fees and expenses
of the
Depositary for
one or more
new Receipts of
the same
form and tenor as
this
Receipt, but
describing the
substituted
Deposited
Securities.  In
any such case
the Depositary
shall have the
right to fix a
date after which
this Receipt
shall only
entitle
the Owner to
receive such
new Receipt or
Receipts.
The Depositary
shall mail
notice of any
redemption of
Deposited
Securities to the
Owners of
Receipts,
provided that in
the case of
any redemption of
less than
all of the
Deposited
Securities, the
Depositary
shall select in
such manner as
it shall
determine an
equivalent number
of
American
Depositary Shares
to be redeemed
and shall
mail notice of
redemption
only to the
Owners of
Receipts
evidencing those
American
Depositary
Shares.
The sole right of
the Owners
of Receipts
evidencing
American
Depositary Shares
designated for
redemption
after the mailing
of such
notice of
redemption shall
be
to receive the
cash, rights
and other
property
applicable
to the same, upon
surrender
to the Depositary
and upon
payment of its
fees and
expenses of the
Receipts
evidencing such
American
Depositary
Shares.
11.
	L
IABILITY OF
DEPOSITARY.
       The
Depositary shall
not incur any
liability to any
holder or Owner
of this
Receipt i if by
reason of any
provisions of any
present or
future law of the
United
States of
America, any
state
thereof, or of
any other
country, or of
any
governmental or
regulatory
authority, or by
reason of any
provision,
present or
future,
of the charter or
articles of
association or
similar
governing
document of the
issuer or of the
Deposited
Securities, the
Depositary
shall be
prevented,
delayed
or forbidden from
or
subjected to any
civil or
criminal penalty
or
extraordinary
expenses on
account of doing
or
performing any
act or thing
which by the
terms hereof it
is provided shall
be done or
performed, ii by
reason of
any
nonperformance or
delay, caused as
specified in
clause i above,
in the
performance of
any act or
thing which by
the terms of
this Receipt it
is provided
shall or may be
done or
performed, iii by
reason of
any exercise of,
or failure to
exercise, any
discretion
provided for
herein, iv for
the inability of
any Owner or
holder to benefit
from any
distribution,
offering, right
or
other benefit
which is made
available to
holders of
Deposited
Securities but is
not made
available to
Owners or
holders, v for
any
special,
consequential or
punitive damages
for any
breach of the
terms of this
Receipt or vi
arising out of
any act of God,
terrorism or
war or any other
circumstances
beyond its
control.
       The
Depositary shall
not be
responsible for
any
failure to carry
out any
requests to vote
any
Deposited
Securities or for
the manner or
effect of any
vote that is cast
either with or
without the
request of any
Owner, or for not
exercising
any right to vote
any
Deposited
Securities.
       The
Depositary does
not assume any
obligation
and shall not be
subject to
any liability to
holders or
Owners hereunder
other than
agreeing to act
without
negligence or bad
faith in the
performance of
such duties
as are
specifically set
forth
herein.
       The
Depositary shall
be under no
obligation to
appear in,
prosecute or
defend, any
action, suit or
other proceeding
in respect
of any of the
Deposited
Securities or in
respect of the
Receipts on
behalf of
Owners or holders
or any
other persons.
The
Depositary shall
not be liable
for any action or
nonaction
by it in reliance
upon the
advice of or
information
from legal
counsel,
accountants or
any other
persons believed
by it in
good faith to be
competent to
give such advice
or
information.
       The
Depositary,
subject to
Article 14
hereof,
may itself become
the owner
of and deal in
securities of
any class of the
issuer of the
Deposited
Securities and in
Receipts of this
issue.
12.
	T
ERMINATION
OF AGREEMENT AND
SURRENDER OF THIS
RECEIPT.
	T
he Depositary may
at any time
terminate the
agreement
evidenced by this
Receipt and all
other
Receipts by
mailing notice of
such termination
to the
Owners of all
Receipts then
outstanding at
their addresses
appearing upon
the books of
the Depositary,
at least thirty
days prior to the
date fixed in
such notice for
termination.
On and after such
date of
termination the
Owner
hereof, upon
surrender of this
Receipt at the
Corporate
Trust Office of
the
Depositary, will
be entitled
to delivery of
the amount of
the Deposited
Securities
represented
hereby upon the
same terms and
conditions,
and upon payment
of a fee at
the rates
provided herein
with respect to
the surrender
of this Receipt
for Deposited
Securities and on
payment of
applicable taxes
and charges.
The Depositary
may convert
any dividends
received by it
in cash after the
termination
date into U.S.
Dollars as
herein provided,
and after
deducting
therefrom the
fees
of the Depositary
and
referred to
herein and any
taxes and
governmental
charges and shall
thereafter
hold the balance
of said
dividends for the
pro rata
benefit of the
Owners of the
respective
Receipts.  As to
any Receipts not
so
surrendered
within thirty
days after such
date of
termination the
Depositary
shall thereafter
have no
obligation with
respect to the
collection or
disbursement of
any subsequent
dividends or
any subscriptions
or other
rights accruing
on the
Deposited
Securities.
After
the expiration of
three
months from such
date of
termination the
Depositary
may sell any
remaining
Deposited
Securities in
such
manner as it may
determine,
and may
thereafter hold
uninvested the
net proceeds
of any such sale
or sales
together with any
dividends
received prior to
such sale or
the U.S. Dollars
received on
conversion
thereof,
unsegregated and
without
liability for any
interest
thereon, for the
pro rata
benefit of the
Owners of the
Receipts that
have not
theretofore been
surrendered
for cancellation,
such
Owners thereupon
becoming
general creditors
of the
Depositary with
respect to
such net
proceeds.  After
making such sale,
or if no
such sale can be
made after
the expiration of
one year
from such date of
termination, the
Depositary
shall be
discharged from
all
obligations
whatsoever to the
holders and
Owners of the
Receipts except
to make
distribution of
the net
proceeds of sale
and of such
dividends after
deducting all
fees, charges and
expenses of
the Depositary or
of the
Deposited
Securities, in
case
no sale can be
made, upon
surrender of the
Receipts.
13.
	C
ERTAIN FEES
AND CHARGES OF
THE
DEPOSITARY.
	T
he Depositary may
charge any party
depositing or
withdrawing
Shares, any party
transferring or
surrendering
Receipts, any
party to whom
Receipts are
issued including
issuance pursuant
to a stock
dividend or stock
split or an
exchange of stock
or distribution
pursuant to
Articles 8 or 10
or Owners, as
applicable, i
fees for the
delivery or
surrender of
Receipts and
deposit or
withdrawal of
Shares, ii fees
for distributing
cash, Shares
or other property
received in
respect of
Deposited
Securities, iii
taxes and other
governmental
charges, iv
registration or
custodial fees
or charges
relating to the
Shares, v cable,
telex and
facsimile
transmission
expenses, vi
foreign currency
conversion
expenses and
fees, vii
depositary
servicing
fees and viii any
other fees or
charges incurred
by the
Depositary or its
agents in
connection with
the Receipt
program.  The
Depositarys
fees and charges
may differ
from those of
other
depositaries.
The Depositary
reserves the
right to modify,
reduce or
increase its fees
upon thirty 30
days notice to
the Owner hereof.
The
Depositary will
provide,
without charge, a
copy of its
latest schedule
of fees and
charges to any
party
requesting it.
The Depositary
may charge
fees for
receiving
deposits
and issuing
Receipts, for
delivering
Deposited
Securities
against
surrendered
Receipts, for
transfer of
Receipts, for
splits
or combinations
of Receipts,
for distribution
of each cash
or other
distribution on
Deposited
Securities, for
sales or exercise
of rights, or
for other
services
performed
hereunder.  The
Depositary
reserves the
right to modify,
reduce or
increase its fees
upon thirty 30
days notice to
the Owner hereof.
The
Depositary will
provide,
without charge, a
copy of its
latest fee
schedule to any
party requesting
it.
14.
	P
RERELEASE
OF RECEIPTS.
	N
otwithstanding
any other
provision of this
Receipt, the
Depositary may
execute and
deliver Receipts
prior to the
receipt of Shares
PreRelease. The
Depositary
may deliver
Shares upon the
receipt and
cancellation of
Receipts which
have been
PreReleased,
whether or not
such cancellation
is prior to
the termination
of such
PreRelease or the
Depositary
knows that such
Receipt has
been PreReleased.
The
Depositary may
receive
Receipts in lieu
of Shares in
satisfaction of a
PreRelease.
Each PreRelease
will be
a preceded or
accompanied
by a written
representation
from the person
to whom
Receipts or
Shares are to be
delivered that
such person, or
its customer,
owns the Shares
or Receipts to be
remitted, as
the case may be,
b at all
times fully
collateralized
with cash or such
other
collateral as the
Depositary
deems
appropriate,
c terminable by
the
Depositary on not
more than
five 5 business
days notice,
and d subject to
such further
indemnities and
credit
regulations as
the Depositary
deems
appropriate.  The
number of
American
Depositary Shares
which are
outstanding at
any time as a
result of
PreReleases will
not
normally exceed
thirty
percent 30 of the
Shares
deposited with
the
Depositary
provided,
however, that the
Depositary
reserves the
right to change
or disregard such
limit from
time to time as
it deems
appropriate.
	T
he Depositary may
retain for its
own account
any compensation
received
by it in
connection with
the
foregoing.
15.
	C
OMPLIANCE
WITH U.S.
SECURITIES
LAWS.
	N
otwithstanding
any terms of this
Receipt to
the contrary, the
Depositary
will not exercise
any rights it
has under this
Receipt to
prevent the
withdrawal or
delivery of
Deposited
Securities in a
manner which
would violate the
United
States securities
laws
including, but
not limited to,
Section 1A1 of
the General
Instructions to
the Form F6
Registration
Statement, as
amended from time
to time,
under the
Securities Act of
1933.
16.
	G
OVERNING
LAW VENUE OF
ACTIONS JURY
TRIAL
WAIVER.
	T
his Receipt shall
be interpreted
and all rights
hereunder and
provisions
hereof shall be
governed by
the laws of the
State of New
York.
	A
ll actions and
proceedings
brought by any
Owner or holder
of this
Receipt against
the
Depositary
arising out of or
relating to the
Shares or other
Deposited
Securities, the
American
Depositary Shares
or the Receipts,
or any
transaction
contemplated
herein, shall be
litigated only
in courts located
within the
State of New
York.
	E
ACH OWNER
AND HOLDER HEREBY
IRREVOCABLY
WAIVES,
TO THE FULLEST
EXTENT PERMITTED
BY
APPLICABLE LAW,
ANY
RIGHT IT MAY HAVE
TO
A TRIAL BY JURY
IN
ANY SUIT, ACTION
OR
PROCEEDING
AGAINST
THE DEPOSITARY
DIRECTLY OR
INDIRECTLY
ARISING
OUT OF OR
RELATING
TO THE SHARES OR
OTHER DEPOSITED
SECURITIES, THE
AMERICAN
DEPOSITARY
SHARES OR THE
RECEIPTS, OR ANY
TRANSACTION
CONTEMPLATED
HEREIN, OR THE
BREACH HEREOF,
INCLUDING WITHOUT
LIMITATION, ANY
QUESTION
REGARDING
EXISTENCE,
VALIDITY
OR TERMINATION
WHETHER BASED ON
CONTRACT, TORT OR
ANY OTHER THEORY.
17.
	A
MENDMENT OF
RECEIPTS.
       The form
of the
Receipts and the
agreement
created thereby
may at any
time and from
time to time
be amended by the
Depositary in any
respect
which it may deem
necessary
or desirable. Any
amendment
which shall
prejudice any
substantial
existing right of
Owners shall not
become
effective as to
outstanding
Receipts until
the expiration
of thirty 30 days
after notice
of such amendment
shall
have been given
to the
Owners of
outstanding
Receipts
provided,
however,
that such thirty
30 days
notice shall in
no event be
required with
respect to any
amendment which
shall
impose or
increase any
taxes
or other
governmental
charges,
registration
fees,
cable, telex or
facsimile
transmission
costs, delivery
costs or other
such expenses.
Every Owner and
holder of a
Receipt at the
time any
amendment so
becomes
effective shall
be deemed, by
continuing to
hold such
Receipt, to
consent and agree
to such amendment
and to be
bound by the
agreement
created by
Receipt as
amended thereby.
In no event
shall any
amendment impair
the right of the
Owner of any
Receipt to
surrender such
Receipt and
receive therefor
the amount of
Deposited
Securities
represented by
the
American
Depositary Shares
evidenced
thereby, except
in
order to comply
with
mandatory
provisions of
applicable law.